Supplement dated September 23, 2011

to the Prospectus

LORD ABBETT AFFILIATED FUND	LORD ABBETT RESEARCH FUND
Lord Abbett Capital Structure Fund
LORD ABBETT BOND DEBENTURE FUND	Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
LORD ABBETT DEVELOPING GROWTH FUND	Lord Abbett Small Cap Value Fund

LORD ABBETT EQUITY TRUST	LORD ABBETT SECURITIES TRUST
Lord Abbett Small Cap Blend Fund	Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
LORD ABBETT INVESTMENT TRUST	Lord Abbett Growth Leaders Fund
Lord Abbett Inflation Focused Fund	Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
LORD ABBETT MID CAP VALUE FUND	Lord Abbett International Opportunities Fund
Lord Abbett Large Cap Value Fund
LORD ABBETT MUNICIPAL INCOME FUND	Lord Abbett Micro Cap Growth Fund
Lord Abbett AMT Free Municipal Bond Fund	Lord Abbett Micro Cap Value Fund
Lord Abbett California Tax Free Fund	Lord Abbett Value Opportunities Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund	LORD ABBETT STOCK APPRECIATION FUND
Lord Abbett National Tax Free Fund
Lord Abbett New Jersey Tax Free Fund	LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
Lord Abbett New York Tax Free Fund	SPONSORED ENTERPRISES MONEY MARKET FUND
Lord Abbett Short Duration Tax Free Fund

Effective October 7, 2011, the following sentence is added to each Fund’s Prospectus under the heading “Distributions and Taxes:”

Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares, unless you have elected to receive distributions that are directly deposited into your bank account.

Please retain this document for your future reference.